                                                                     EXHIBIT 4.2

                     COMMON STOCK            PAR VALUE $.005

                Number                                  Shares

          INCORPORATED UNDER THE LAWS
           OF THE STATE OF DELAWARE

                                  METASOLV/R/
                                   SOFTWARE
                            METASOLV SOFTWARE, INC.         CUSIP 591393 10 3

        THIS CERTIFIES THAT



        IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                            METASOLV SOFTWARE, INC.

transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the signatures of the duly authorized officers of the Corporation.

  Dated:

                            METASOLV SOFTWARE, INC.
                                   CORPORATE
                                     SEAL
                                   DELAWARE



    -------------------------------------                  -----------------
    President and Chief Executive Officer                       Secretary

                            METASOLV SOFTWARE, INC.

        The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                  UNIF GIFT MIN ACT  -       Custodian
        TEN ENT - as tenants by the entireties                              -------------------------
        JT TEN  - as joint tenants with right of                             (Cust)          (Minor)
                  survivorship and not as tenants                          under Uniform Gifts to Minors
                  in common                                                Act
                                                                              --------------------------
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                     hereby sell, assign and transfer unto
                   --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------------

                                        X
                                          ----------------------------------
        NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS     X
WRITTEN UPON THE FACE OF THE              ----------------------------------
CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.

                                        ----------------------------------------
                                        THE SIGNATURE(S) MUST BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION AS
                                        DEFINED IN RULE 17Ad-15 UNDER THE
                                        SECURITIES EXCHANGE ACT OF 1934, AS
                                        AMENDED
                                        ----------------------------------------
                                        SIGNATURE(S) GUARANTEED BY:






                                        ----------------------------------------

--------------------------------------  --------------------------------------------------
    AMERICAN BANK NOTE COMPANY          PRODUCTION COORDINATOR: LISA MARTIN (215)-830-2155
       680 BLAIR MILL ROAD                        PROOF OF OCTOBER 27, 1999
        HORSHAM, PA 19044                          MetaSolv Software, Inc.
         (215) 657-3480                                 H 63983 Bk
--------------------------------------  --------------------------------------------------
  SALES: M. GARRETT: 214-823-2700               OPERATOR:               MT
--------------------------------------  --------------------------------------------------
HOME 11/NEW LIVE JOBS/MetaSolv/63983                      NEW
--------------------------------------  --------------------------------------------------